                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        THE PEP BOYS - MANNY, MOE & JACK

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)    Title of each class of securities to which transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

                        THE PEP BOYS - MANNY, MOE & JACK
                           3111 West Allegheny Avenue
                        Philadelphia, Pennsylvania 19132

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                ----------------

To our Shareholders:

    It is our pleasure to invite you to our 2002 Annual Meeting. This year's meeting will be held on Wednesday, May 29, 2002, at the Philadelphia Marriott West located at 111 Crawford Avenue in West Conshohocken, Pennsylvania. The meeting will begin promptly at 9:00 a.m.

    At the meeting, shareholders will act on the following matters:

    (Item 1)  The election of the full Board of Directors for a one-year term.

    (Item 2) An increase in the number of shares of Pep Boys common stock available for awards under The Pep Boys 1999 Stock Incentive Plan.

    (Item 3)  The approval of the appointment of Pep Boys' independent auditors.

    The shareholders will also consider any other business that may properly come before the meeting. The attached proxy statement provides further information about the matters to be acted on at the meeting.

    All shareholders of record at the close of business on Friday, April 5, 2002 are entitled to vote at the meeting and any postponements or adjournments. Whether or not you plan to attend the meeting, please make sure that your shares are represented at the meeting by signing and returning the enclosed proxy card.



                                    Frederick A. Stampone

                                    Senior Vice President -
                                    Chief Administrative Officer & Secretary


April 26, 2002

                        THE PEP BOYS - MANNY, MOE & JACK
                           3111 West Allegheny Avenue
                        Philadelphia, Pennsylvania 19132

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                                TABLE OF CONTENTS

GENERAL INFORMATION ....................................................................................1
   What is the purpose of the meeting? .................................................................1
   Who may vote at the meeting? ........................................................................1
   What are the voting rights of Pep Boys' shareholders? ...............................................1
   How do I vote before the meeting? ...................................................................1
   Can I vote at the meeting? ..........................................................................1
   Can I change my vote after I return my proxy card? ..................................................2
   How many votes must be present to hold the meeting? .................................................2
   How many votes are needed to elect directors? .......................................................2
   How many votes are needed to approve the other matters to be acted on at the meeting? ...............2
   What are the Board of Directors' recommendations? ...................................................2
   A note about certain information contained in this Proxy Statement ........................... ......2
SHARE OWNERSHIP ........................................................................................3
   Who are Pep Boys' largest shareholders? .............................................................3
   How many shares do Pep Boys' directors and executive officers own? ..................................4
(ITEM 1) ELECTION OF DIRECTORS .........................................................................5
   What is the makeup of the Board of Directors? .......................................................5
   Are any directors not standing for re-election? .....................................................5
   Nominees for Election ...............................................................................5
   Meetings and Committees of the Board of Directors ...................................................6
   Can a shareholder nominate a candidate for director? ................................................6
   How are directors compensated? ......................................................................7
   Report of the Audit Committee of the Board of Directors .............................................8
   Independent Auditors' Fees ..........................................................................8
EXECUTIVE COMPENSATION .................................................................................9
   Summary Compensation Table ..........................................................................9
   Employment Agreements with the Named Executive Officers ............................................10
   Certain Relationships and Related Transactions .....................................................10
   Stock Option Grants ................................................................................11
   Stock Option Exercises and Holdings ................................................................11
   Compensation Committee Interlocks and Insider Participation ........................................11
   Performance Graph ..................................................................................12
   Report of the Compensation Committee of the Board of Directors on Executive Compensation ...........13
   Pension Plans ......................................................................................15
(ITEM 2) PROPOSAL TO APPROVE AN AMENDMENT TO THE PEP BOYS 1999 STOCK
   INCENTIVE PLAN .....................................................................................17
   What am I voting on? ...............................................................................17
   Why does the Board of Directors want to increase the number of shares available for awards? ........17
   Who is eligible to participate in the 1999 Plan? ...................................................17
   When does the 1999 Plan expire? ....................................................................17
   Is there a limit on the number of shares that can be granted to any one person under the 1999 Plan?.17
   What is the market value of the shares available for awards under the 1999 Plan? ...................17
   Who administers the 1999 Plan? .....................................................................17
   What types of awards are available under the 1999 Plan? ............................................18
   What are the important features of the stock options that are available for awards? ................18
   What are the important features of the restricted stock that is available for awards? ..............18
   How can the 1999 Plan be amended? ..................................................................19
   What are the tax aspects of the 1999 Plan? .........................................................19
EQUITY COMPENSATION PLANS .............................................................................20
(ITEM 3) PROPOSAL TO APPROVE THE APPOINTMENT OF INDEPENDENT AUDITORS ..................................20
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ...............................................20
COST OF SOLICITATION OF PROXIES .......................................................................20
PROPOSALS OF SHAREHOLDERS .............................................................................21
ANNUAL REPORT ON FORM 10-K ............................................................................21

                               GENERAL INFORMATION

    This proxy statement is furnished in connection with the solicitation of proxies by Pep Boys' Board of Directors for use at this year's Annual Meeting. The meeting will be held on Wednesday, May 29, 2002, at the Philadelphia Marriott West located at 111 Crawford Avenue in West Conshohocken, Pennsylvania and will begin promptly at 9:00 a.m. This proxy statement, the foregoing notice and the enclosed proxy card are being sent to shareholders on or about April 26, 2002.

What is the purpose of the meeting?

    At the meeting, shareholders will vote on:

    o   The election of directors

    o An increase in the number of shares of Pep Boys common stock available for awards under The Pep Boys 1999 Stock Incentive Plan

    o   The approval of the appointment of Pep Boys' independent auditors

    In addition, management will report on Pep Boys' performance during fiscal 2001 and will answer questions posed by shareholders.

Who may vote at the meeting?

    You may vote those shares of Pep Boys' common stock that you owned as of the close of business on the record date, April 5, 2002. As of the record date, 53,646,131 shares of Pep Boys common stock were outstanding. Common stock is the only class of stock that Pep Boys has outstanding and is referred to in this Proxy Statement as "Pep Boys Stock." As of the record date, 2,195,270 of the outstanding shares were held by The Pep Boys - Manny, Moe & Jack Flexitrust. This flexible employee benefits trust was established on April 29, 1994 to fund a portion of Pep Boys' obligations arising from various employee compensation and benefit plans. Shares held for participating employees under the Flexitrust will be voted as directed by written instructions from the participating employees.

What are the voting rights of Pep Boys' shareholders?

    Each shareholder is entitled to vote cumulatively in the election of directors and to one vote per share on all other matters. Cumulative voting entitles each shareholder to the number of votes equal to the number of shares owned by the shareholder multiplied by the number of directors to be elected. A shareholder may cast all of his votes for one nominee for director or allocate his votes among all the nominees.

How do I vote before the meeting?

    If you complete and sign the enclosed proxy card and return it to Pep Boys prior to meeting, your shares will be voted as you direct. If you sign and return a proxy card prior to the meeting that does not contain instructions, your shares will be voted:

    o FOR election of the nominated slate of directors, subject to the proxies' discretion to cumulate votes
    o FOR the increase in the number of shares of Pep Boys Stock available for awards under The Pep Boys 1999 Stock Incentive Plan
    o   FOR the approval of the appointment of Pep Boys' independent auditors

Can I vote at the meeting?

    You may vote your shares at the meeting if you or your authorized proxy attends the meeting. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy by completing, signing and returning the enclosed proxy card to Pep Boys prior to the meeting.

Can I change my vote after I return my proxy card?

    Yes. You may revoke your proxy at any time prior to its exercise at the meeting by delivering either a written revocation notice or another signed proxy card with a later date to Pep Boys' Secretary. You may also change your vote by attending the meeting, requesting that your previously delivered proxy card be revoked and then voting in person.

How many votes must be present to hold the meeting?

    In order to hold the meeting, a majority of the shares of Pep Boys Stock outstanding on the April 5, 2002 record date must be present at the meeting. The presence of such a majority is called a quorum. Since 53,646,131 shares were outstanding on the record date, at least 26,823,066 shares must be voted to establish a quorum.

    Your shares are counted as present at the meeting if you attend and vote in person or if you properly return a proxy card. Abstentions and broker non-votes will be counted as present for the purpose of determining whether there is a quorum. A broker non-vote occurs when a brokerage firm holding a customer's shares in street name has not received voting instructions from such customer with respect to a non-routine matter to be voted upon (for example, a shareholder proposal).

 How many votes are needed to elect directors?

    The ten nominees receiving the highest number of "For" votes will be elected as directors. This number is called a plurality. Shares not voted for a particular director, due to proxy cards marked "withhold authority," abstentions or otherwise, will not be counted as voted for the indicated director(s), but will be counted in determining whether there is a quorum.

How many votes are needed to approve the other matters to be acted on at the meeting?

    Each of the other matters to be acted on at the meeting must be approved by a majority of the votes cast on such matter. Abstentions will not be voted, but will be counted in determining whether there is a quorum.

What are the Board of Directors' recommendations?

    Unless you give other directions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

    The Board recommends a vote:

    o FOR election of the nominated slate of directors, subject to the proxies' discretion to cumulate votes
    o FOR the increase in the number of shares of Pep Boys Stock available for awards under The Pep Boys 1999 Stock Incentive Plan
    o   FOR the approval of the appointment of Pep Boys' independent auditors

    Pep Boys has not received proper notice of, and is not aware of, any other matters to be brought before the meeting. If any other matters properly come before the meeting, the proxies received will be voted in accordance with the discretion of the proxy holders named on the proxy card.

A note about certain information contained in this Proxy Statement

    Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means that the company is referring you to information that has previously been filed with the SEC and that such information should be considered part of the filing you are then reading. The Audit Committee Report, the Compensation Committee Report and Performance Graph contained in this Proxy Statement are not incorporated by reference into any other filings with the SEC.

                                 SHARE OWNERSHIP

Who are Pep Boys' largest shareholders?

    Based solely on a review of filings with the SEC, the following table provides information about those shareholders that beneficially own more than 5% of the outstanding shares of Pep Boys Stock.


Name                                            Number of Shares Owned             Percent of Outstanding Shares
----                                            ----------------------             -----------------------------
Dimensional Fund Advisors Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401(1)                               4,397,300                                8.2%

FMR Corp.
82 Devonshire Street
Boston, MA 02109(2)                                     2,917,000                                5.4%


(1) Based upon information disclosed in a Schedule 13G/A dated February 12, 2002. Dimensional Fund Advisers Inc. disclaims beneficial ownership of such shares.
(2)  Based upon information disclosed in a Schedule 13G dated February 14, 2002.

How many shares do Pep Boys' directors and executive officers own?

    The following table shows how many shares the directors and executive officers named in the Summary Compensation Table found on page 9 beneficially owned on April 5, 2002.


Name                                             Number of Shares Owned(1)             Percent of Outstanding Shares
----                                             ------------------------              -----------------------------
Lester Rosenfeld(2)                                      2,022,241                                 3.8%

Mitchell G. Leibovitz(3)(4)                              1,640,000                                 3.0%

Benjamin Strauss(5)                                      1,238,557                                 2.3 %

Mark L. Page                                               313,600                                   +

Bernard J. Korman                                          182,539                                   +

Frederick A. Stampone(6)                                   168,421                                   +

George Babich, Jr.(4)                                      168,000                                   +

Lennox K. Black                                             73,539                                   +

Don L. Casey                                                30,000                                   +

J. Richard Leaman, Jr.                                      21,952                                   +

Malcolmn D. Pryor                                           17,801                                   +

Peter A. Bassi                                               5,000                                   +

Jane Scaccetti                                               4,750                                   +

William Leonard                                              4,000                                   +

John T. Sweetwood                                            4,000                                   +

as a group (15 people)                                   5,894,400                                10.5%



+    Represents less than 1%.
(1) Includes shares for which the named person has sole voting and investment power. Also includes the following shares that can be acquired through stock option exercises through June 4, 2002: Rosenfeld - 14,039; Leibovitz
     - 1,540,000; Strauss - 13,700; Page - 312,700; Korman - 23,539; Stampone -
     158,000; Babich - 168,000; Black - 23,539; Casey - 30,000; Leaman -19,952;
     Pryor -17,801; Bassi - 4,000; Scacetti - 4,000; Leonard - 4,000; Sweetwood
     - 4,000; and as a group - 2,337,270.
(2) These amounts include 30,300 shares owned by two trusts in which Mr. Rosenfeld and his spouse have beneficial interests. These amounts also include the following shares for which Mr. Rosenfeld may be deemed to have shared voting and investment power, but disclaims beneficial interest:
        o 50,976 shares owned by Mr. Rosenfeld's spouse
        o 396,900 shares owned by The Emanuel Rosenfeld Foundation, a non-profit charitable foundation, of which Mr. Rosenfeld is a co-trustee
        o 341,590 shares owned by various trusts of which Mr. Rosenfeld and his spouse are co-trustees
        o 32,840 shares owned by various trusts of which Mr. Rosenfeld's spouse is a co-trustee
(3) These amounts include 88,800 shares held in an irrevocable Grantor Retained Annuity Trust for Mr. Leibovitz' benefit.
(4) These amounts do not include 55,000 shares owned by a trust for the benefit of Pep Boys' defined benefit pension plan. Messrs. Leibovitz and Babich, who are co-trustees of the trust, disclaim beneficial ownership of the shares owned by the trust.
(5) These amounts include the following shares for which Mr. Strauss has sole voting and investment power:
        o 66,384 shares owned by a trust in which Mr. Strauss has a beneficial interest
        o 44,536 shares owned in custody or trust for the benefit of Mr. Strauss' minor child
     These amounts also include the following shares for which Mr. Strauss may be deemed to have shared voting and investment power, but disclaims beneficial interest:
        o 594,310 shares owned by The Strauss Foundation, a non-profit charitable foundation, of which Mr. Strauss is a co-trustee o 1,931 shares owned by Mr. Strauss' spouse
(6)  These amounts include 36 shares owned by Mr. Stampone's minor child.

                         (ITEM 1) ELECTION OF DIRECTORS


What is the makeup of the Board of Directors?

    Our Board of Directors currently has eleven members. Each director stands for election every year.

Are any directors not standing for re-election?

    Lennox K. Black, who has faithfully served on the Board since 1987, will retire at the meeting. Upon Mr. Black's retirement, the number of directors constituting the Board will be reduced to ten. Myles H. Tanenbaum faithfully served on the Board from 1990 through his retirement in December 2001.

Nominees for Election

    The Board of Directors proposes that the following nominees be elected. If elected, a nominee will serve a one-year term expiring at the 2003 Annual Meeting and until such director's successor has been duly elected and qualified. Each of the nominees has consented to serve, if elected. Unless contrary instructions are given, the proxy holders named on the enclosed proxy card will vote for the election of these nominees, reserving the right to cumulate votes. If any nominee becomes unavailable to serve as a director, the proxy holders will vote for the election of any substitute nominee designated by the Board of Directors.

    The directors standing for election are:

Lester Rosenfeld                    Director since 1959

     Mr. Rosenfeld, 76, is retired. He was as an executive officer of Pep Boys until 1981 and then served as a part-time consultant to Pep Boys until 1991.

Benjamin Struass                    Director since 1970

     Mr. Struass, 65, is a director of The Strauss Foundation, a non-profit charitable organization. He was an executive officer of Pep Boys until 1992 and then served as a part-time consultant to Pep Boys until 1997.

Bernard J. Korman                   Director since 1983

     Mr. Korman, 70, is Chairman of the Board of Philadelphia Health Care Trust, a private foundation. Mr. Korman is also a director of NutraMax Products, Inc., The New America High Income Fund, Inc., Omega Healthcare Investors, Inc., Omega Worldwide, Inc. and Kramont Realty Trust.

Mitchell G. Leibovitz               Director since 1985

     Mr. Leibovitz, 56, is the Chairman of the Board and Chief Executive Officer of Pep Boys. He has been an executive officer of Pep Boys since 1984.

J. Richard Leaman, Jr.              Director since 1991

     Mr. Leaman, 67, is President of JRL Consulting Company. Mr. Leaman is also a director of Church & Dwight Co., Inc., Stonebridge Financial Corp. and Elwyn, Inc.

Malcolmn D. Pryor                   Director since 1994

     Mr. Pryor, 55, is Chairman of the Board of Pryor, Counts & Co., Inc., an investment banking firm headquartered in Philadelphia with offices in numerous cities in the United States.

Peter A. Bassi                      Director since March 26, 2002

     Mr. Bassi, 52, is President of TRICON Restaurants International, a division of TRICON Global Restaurants, Inc.

Jane Scaccetti                      Director since March 26, 2002

     Ms. Scaccetti, 48, a CPA, is a shareholder and principal of Drucker & Scacetti PC, a private accounting firm. Ms. Scaccetti is also a director of Di Giorgio Corporation and Nutrition Management Services Company.

John T. Sweetwood                   Director since March 26, 2002

     Mr. Sweetwood, 54, is President, The Americas, Six Continents Hotels, the hotel business of Six Continents PLC. Mr. Sweetwood is also a director of National Service Industries, Inc.

William Leonard                     Director since April 4, 2002

     Mr. Leonard, 54, is President and Chief Operating Officer of ARAMARK Corporation.


              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                                      "FOR"
                        EACH OF THESE NOMINATED DIRECTORS


Meetings and Committees of the Board of Directors

    The Board of Directors held four meetings during fiscal 2001. During fiscal 2001, each incumbent director attended at least 75% of the meetings held by the Board of Directors and at least 75% of the meetings held by each of the committee(s) on which such director served.

    The Board of Directors has Audit, Compensation and Nominating Committees.

    Messrs. Leaman (chair) and Pryor and Ms. Scaccetti are the current members of the Audit Committee. The Audit Committee reviews Pep Boys' consolidated financial statements and makes recommendations to the full Board on matters concerning the audits of Pep Boys' books and records. The Audit Committee comprised of Messrs. Leaman, Pryor and Tanenbaum met seven times during fiscal 2001.

    Messrs. Korman (chair), Bassi and Black are the current members of the Compensation Committee. The Compensation Committee recommends the compensation for all of Pep Boys' officers. The Compensation Committee comprised of Messrs. Korman, Black and Tanenbaum met four times during fiscal 2001.

    Messrs. Black (chair), Korman and Sweetwood are the current members of the Nominating Committee. The Nominating Committee makes recommendations to the full Board concerning the qualifications and selection of candidates for election to the Board. The Nominating Committee comprised of Messrs. Black, Korman and Tanenbaum met once during fiscal 2001.

    Following Mr. Black's retirement at the 2002 Annual Meeting, the Board expects to reconstitute its committees.

Can a shareholder nominate a candidate for director?

    The Nominating Committee will consider nominees recommended by shareholders. Written recommendations should be sent to Pep Boys' principal executive offices located at 3111 West Allegheny Avenue, Philadelphia, PA 19132, Attention:
Secretary. The recommendation should state the qualifications of the nominee to be considered.

    A shareholder may also nominate candidates to be considered for election as directors at an upcoming shareholders' meeting by timely notifying Pep Boys in accordance with its By-laws. To be timely, a shareholder's notice must be received by Pep Boys at its principal executive offices not less than 50 nor more than 75 days prior to the date of the scheduled shareholders' meeting. If the public announcement of the holding of the shareholders' meeting was given less than 65 days prior to the date of such meeting, then a shareholder's notice received by Pep Boys at its principal executive offices within ten days of the date of such public announcement will be considered timely. The shareholder's notice must also set forth all of the following information:

    o    the name and address of the shareholder making the nomination
    o a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the proposed nominee
    o    the name of the proposed nominee
    o the proposed nominee's principal occupation and employment for the past 5 years
    o    a description of any other directorships held by the proposed nominee
    o a description of all arrangements or understandings between the nominee and any other person or persons relating to the nomination of, and voting arrangements with respect to, the nominee

How are directors compensated?

    Base Compensation. Each non-management director receives an annual director's fee of $30,000. In addition, each committee chair receives $2,500, and the other committee members receive $1,500, for each committee meeting that such director attends. A director may elect to have his or her director's fees deferred, in whole or in part, in cash or Pep Boys Stock units. A director who is also an employee of Pep Boys receives no additional compensation for service as a director.

    Stock Options. The Pep Boys 1999 Stock Incentive Plan, or the 1999 Plan, provides for an automatic grant to non-management directors upon their initial election to the Board (or when initially serving as a non-management director) of:

    o options to purchase 2,500 shares of Pep Boys Stock for serving on the Board of Directors
    o options to purchase an additional 5,000 shares of Pep Boys Stock for each committee membership
    o options to purchase an additional 2,500 shares of Pep Boys Stock for each committee chair held

Additional grants are then made to non-management directors in accordance with this formula every four years.

    The 1999 Plan and The Pep Boys 1990 Stock Incentive Plan, or the 1990 Plan, also allow for discretionary grants of additional stock options and/or restricted stock to non-management directors upon the recommendation of the Chief Executive Officer. During fiscal 2001, discretionary awards were made to directors under the 1990 Plan in amounts determined in accordance with the automatic grant formula described above.

    Stock options granted to non-management directors are priced at the fair market value of Pep Boys Stock on the date of grant. Twenty percent of the stock options granted are exercisable immediately and an additional 20% become exercisable on each of the next four anniversaries of the grant date. The 1999 Plan and 1990 Plan are administered, interpreted and implemented by the Compensation Committee of the Board of Directors.

    Additional Director Compensation. Mr. Strauss continued to receive certain retirement benefits during fiscal 2001 pursuant to a consulting and retirement agreement he entered into with Pep Boys in 1992. Benefits given to Mr. Strauss are in addition to the director's fees and stock options that Mr. Strauss is entitled to as a non-management director.

Report of the Audit Committee of the Board of Directors

    A written charter adopted by the full Board governs the activities of the Audit Committee. The Audit Committee reviews Pep Boys' financial statements and makes recommendations to the full Board on matters concerning the audits of Pep Boys' books and records. Each committee member is required to be "independent" under the rules of the New York Stock Exchange.

    Messrs. Leaman (chair) and Pryor and Ms. Scaccetti are the current members of the Audit Committee. Messrs. Leaman and Pryor served on the Audit Committee during all of fiscal 2001. Mr. Tanenabaum served on the Audit Committee during fiscal 2001 through his retirement in December. Ms. Scaccetti joined the Audit Committee on March 26, 2002.

    Pep Boys' management has primary responsibility for Pep Boys' internal accounting controls and financial reporting process. Independent auditors appointed by Pep Boys are responsible for performing an independent audit of Pep Boys' consolidated financial statements in accordance with auditing standards generally accepted in the U.S. and to issue a report as a result of such audit. The Audit Committee's responsibility is to monitor and oversee these processes.

    In this context, the Audit Committee reviewed and discussed the audited consolidated financial statements with Pep Boys' management and the independent auditors. These discussions included the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Audit Committee also discussed with the independent auditors their independence from Pep Boys and its management, including the written disclosures submitted to the Audit Committee by the independent auditors as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

    Based upon the discussions and reviews referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Pep Boys' Annual Report on Form 10-K for the fiscal year ended February 2, 2002 filed with the SEC.

    This report is submitted by those current directors who served on the Audit Committee during fiscal 2001:

    J. Richard Leaman (Chairman)
    Malcolmn D. Pryor

Independent Auditors' Fees

    Audit Fees. For fiscal 2001, the aggregate professional fees for the annual audit and interim quarterly reviews performed by Pep Boys' independent auditors were $248,300.

    Financial Information Systems Design And Implementation Fees. During fiscal 2001, Pep Boys did not engage its independent auditors to perform any financial information systems design or implementation.

    All Other Fees. During fiscal 2001, all other fees paid by Pep Boys' to its independent auditors totaled $77,975. Of these fees, $34,000 was for audits of Pep Boys' employee benefits plans that are required by the terms of such plans, $17,250 was for a regulatory required audit of Pep Boys' Puerto Rican subsidiary and $26,725 was for advice rendered in connection with the review of various of Pep Boys' tax returns by certain taxing authorities.

    The Audit Committee considered the provision by the independent auditors of the non-audit services and found that they were compatible with maintaining the auditors' independence.

                             EXECUTIVE COMPENSATION

    The following table shows the compensation earned or paid, in each of the last three fiscal years, to Pep Boys' Chief Executive Officer and the four other executive officers that received the highest compensation in fiscal 2001. The executives named in this table are referred to in this Proxy Statement as the "named executive officers."

                           Summary Compensation Table


                                                                                       Long Term
                                                                                     Compensation
                                                   Annual Compensation                  Awards
                                           -------------------------------------        -------
                                                                                       Securities       All Other
               Name and                    Fiscal                                      Underlying      Compensation
          Principal Position               Year        Salary ($)      Bonus ($)       Options (#)        ($)(a)
          -------------------              -----       ----------      ---------       -----------        ------
Mitchell G. Leibovitz                       2001        865,384         525,000          600,000        127,054(b)
   Chief Executive Officer                  2000        825,000              --               --        123,678(b)
                                            1999        825,000              --          500,000        125,090(b)

George Babich, Jr.                          2001        367,884         245,000          100,000          9,044
   President and                            2000        277,808          50,000           50,000          2,501
   Chief Financial Officer(c)               1999        206,461          28,080           10,000          5,202

Mark L. Page                                2001        329,038         147,000           25,000          1,688
   Senior Vice President -                  2000        315,962          10,000           70,000          1,140
   Store Operations                         1999        280,500          19,244           25,000          1,546

Frederick A. Stampone                       2001        287,116         132,000           25,000          6,832
   Senior Vice President -                  2000        268,577          18,000           55,000          3,160
   Chief Administrative Officer             1999        243,000          16,524           25,000          5,582

Don L. Casey                                2001        278,077         124,000           25,000         42,666(e)
   Senior Vice President -                  2000        135,000          10,000           50,000         42,041(f)
   Merchandise Supply Chain(d)              1999         61,385              --               --             --


--------------
(a) All Other Compensation for fiscal 2001 includes the following dollar amounts contributed/distributed in connection with Pep Boys' 401(k) Savings Plan and group term life insurance premiums paid:
         Executive         401(k)           Life Insurance
         ---------         ------           --------------
         Leibovitz         5,926                4,902
         Babich            8,642                  402
         Page                   --              1,688
         Stampone          5,952                  880
         Casey             6,271                1,280
(b) Includes $116,226 in net premiums paid for a split-dollar life insurance policy that will be repaid to Pep Boys upon surrender of the policy.
(c) Mr. Babich was appointed to his current position effective March 26, 2002. From March 2001 until March 2002 he served as Executive Vice President and Chief Financial Officer. From March 2000 until March 2001 he served as Senior Vice President - Finance and Chief Financial Officer. From September 1999 through March 2000 he served as Vice President - Finance.
(d) Mr. Casey was appointed to his current position effective July 17, 2000. From February 1987 through May 1999, Mr. Casey served in various merchandising positions of increasing seniority.
(e) Includes $28,165 representing the forgiveness of one-third of an advance granted to Mr. Casey in connection with his appointment as Senior Vice President - Merchandise Supply Chain and $6,950 to satisfy taxes due on account of such debt forgiveness. See "--Certain Relationships and Related Transactions" below.
(f)  Includes $39,732 for reimbursement of certain relocation expenses.

Employment Agreements with the Named Executive Officers

    Chief Executive Officer. Pep Boys has an employment agreement with Mr. Leibovitz retaining him through June 3, 2004. During the term of the agreement, Mr. Leibovitz is provided with:

    o an annual base salary equal to or greater than the salary paid to him during the immediately preceding year
    o benefits comparable to those available to him immediately prior to the effectiveness of the agreement
    o a position consistent with the authority and responsibilities of the Chairman of the Board and Chief Executive Officer of a publicly traded corporation
    o upon a change in control of Pep Boys, a lump sum equal to three times his base salary and target bonus for the fiscal year during which the change in control occurs

    Other Named Executive Officers. Pep Boys also has employment agreements with each of the other named executive officers that become effective upon a change in control of Pep Boys. Following a change in control, these employment agreements become effective for two years and provide each executive with:

    o base and incentive compensation equal to or greater than the compensation paid to him immediately prior to the change in control
    o benefits comparable to those available to him prior to the change in control
    o a position consistent with the authority and responsibilities held by him immediately prior to the change in control

    Additional Change in Control Benefits. Pep Boys is obligated to pay any excise tax imposed by Section 4999 of the Internal Revenue Code (a parachute payment excise tax) on a change in control payment made to a named executive officer. A trust agreement has been established to better assure the named executive officers of the satisfaction of Pep Boys' obligations under their employment agreements following a change in control.

Certain Relationships and Related Transactions

    During fiscal years 1997 and 1999, Pep Boys lent Mr. Page $140,000 and $40,000, respectively. Mr. Page has executed promissory notes on account of this indebtedness. The 1997 note matures on December 18, 2002 and requires interest payments to be made during its term at 5.2% per annum. The 1999 note matures on July 12, 2004 and requires interest payments to be made during its term at 5.63% per annum. As of February 2, 2002, $140,000 and $40,000, respectively, remained outstanding under Mr. Page's notes.

    On July 17, 2000, Pep Boys lent $75,000 to Mr. Casey. Mr. Casey executed a promissory note and mortgage on account of this indebtedness. The note bears interest at 6.49% per annum. If Mr. Casey resigns from, or is terminated for cause by, Pep Boys prior to July 17, 2003, the note must be repaid in full. The note also provides for the forgiveness of (i) $25,000 of the principal amount plus accrued interest on each of July 17, 2001, 2002 and 2003 if Mr. Casey is then employed by Pep Boys and (ii) the entire then outstanding principal amount plus accrued interest upon Mr. Casey's death or disability or if Mr. Casey is terminated by Pep Boys without cause. As of February 2, 2002, $50,000 remained outstanding under Mr. Casey's note.

Stock Option Grants

    The following table shows information about stock options granted to the named executive officers during fiscal 2001.


                                     Stock Option Grants in Last Fiscal Year

                                                  Individual Grants
                                             -------------------------
                                              % of Total                                 Potential Realized Value
                              Number of         Options                                   at Assumed Annual Rates
                              Securities      Granted to                                of Stock Price Appreciation
                              Underlying     Employees in    Exercise or                      for Option Term
                               Options        Fiscal Year     Base Price   Expiration         ---------------
           Name             Granted (#)(a)      (%)(b)        ($/Share)       Date         5% ($)        10% ($)
           -----            --------------      ------        ---------       ----        -------        -------
Mitchell G. Leibovitz          600,000           35.9           6.4000       3/26/11    2,414,955       6,119,971
George Babich, Jr.             100,000            6.0           6.4000       3/26/11      402,493       1,019,995
Mark L. Page                    25,000            1.5           6.4000       3/26/11      100,623         254,999
Frederick A. Stampone           25,000            1.5           6.4000       3/26/11      100,623         254,999
Don E. Casey                    25,000            1.5           6.4000       3/26/11      100,623         254,999


--------------
(a) The stock options were granted at a price equal to the fair market value on the date of grant with 20% exercisable immediately and an additional 20% exercisable on each of the next four anniversaries of the grant date.
(b) In fiscal 2001, options to purchase 1,670,600 shares of Pep Boys Stock were granted to 2,076 employees, including store and service department managers and their supervisors.


Stock Option Exercises and Holdings

    The following table shows information about stock options exercised during fiscal 2001 by the named executive officers and the number and value of stock options held by the named executive officers on February 2, 2002.


                Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Stock Option Values

                                                                   Number of
                                                             Securities Underlying          Value of Unexercised
                                                             Unexercised Options at        In-the-Money Options at
                              Shares                         Fiscal Year-End (#)          Fiscal Year-End ($)(a)
                             Acquired         Value          -------------------          ----------------------
          Name           on Exercise (#)  Realized ($)    Exercisable    Unexercisable   Exercisable   Unexercisable
          -----          ---------------  ------------    -----------    -------------   -----------   -------------
Mitchell G. Leibovitz              --              --      1,320,000         780,000     1,262,550       4,697,700
George Babich, Jr.                 --              --        127,000         125,500       405,562       1,068,358
Mark L. Page                       --              --        293,700          92,000       321,444         602,665
Frederick A. Stampone              --              --        122,000          83,000       268,054         518,175
Don L. Casey                       --              --         25,000          50,000       249,000         494,000


--------------
(a) Based on the New York Stock Exchange composite closing price as published in the Wall Street Journal for the last business day of fiscal 2001 ($16.04).


Compensation Committee Interlocks and Insider Participation

    None of the members of the Compensation Committee is or has been an employee of Pep Boys or has any other relationships of a nature required to be disclosed in this Proxy Statement.

Performance Graph

    The following graph compares the cumulative total return on shares of Pep Boys Stock over the past five fiscal years with the cumulative total return on shares of companies in (1) the Standard & Poor's SmallCap 600 Index and (2) an industry peer group including the following retail companies currently in the 600 Index: Aaron Rents, Cost Plus, Footstar, Group 1 Automotive, Hancock Fabrics, Jo-Ann Stores, Linens `n Things, Michael's Stores, O'Reilly Automotive, Pier 1 Imports, Regis Corp, TBC Corp and Zale Corp. The comparison assumes that $100 was invested in January 1997 in Pep Boys Stock and in each of the peer group indices and assumes reinvestment of dividends.




                       $0     Jan 1997    Jan 1998    Jan 1999    Jan 2000    Jan 2001    Jan 2002
---------------------------------------------------------------------------------------------------

                 PEP BOYS       $100       $ 69         $ 50       $ 24       $ 16         $ 56
       S&P SMALLCAP INDEX       $100       $121         $120       $ 82       $ 96         $ 99
   SP600 SPECIALTY STORES       $100       $134         $136       $177       $140         $203
---------------------------------------------------------------------------------------------------
  Source: Standard & Poor's Compustat


Report of the Compensation Committee of the Board of Directors on Executive Compensation

    The Compensation Committee is comprised of three non-management directors. The Compensation Committee reviews and recommends to the Board of Directors compensation for the Chief Executive Officer and the other executive officers. Individual performance is evaluated based on the specific responsibilities of the executive and the value of the services provided, the executive's management skills and experience and the individual's contribution to the overall performance and profitability of Pep Boys. Presently, executive compensation consists of base salary, bonuses under The Pep Boys Incentive Bonus Plan, or Bonus Plan, and stock options under The Pep Boys Stock Incentive Plans. The combination of base salary, bonuses and stock option grants reflects the short-term and long-term goals of Pep Boys and aligns executive compensation with the interests of Pep Boys' shareholders. Pep Boys believes that overall compensation should be significantly related to Pep Boys' performance in terms of earnings and Pep Boys Stock price appreciation.

    Base Salary. Base salaries are reviewed annually to properly reflect the experience, performance and scope of responsibility of the executives and to ensure that the salaries are at levels that are appropriate to attract and retain high quality individuals. The increases in the base salaries of the named executive officers to their fiscal 2001 levels were based on subjective determinations taking into account these criteria.

    Bonuses. The Compensation Committee is empowered to effectuate, administer and interpret the Bonus Plan. Such power includes the authority to amend, extend or terminate the Bonus Plan including the ability to change award periods and determine the timing of bonus payments. The Compensation Committee establishes the bonus targets, performance goals and any other measures necessary to meet the objectives of the Bonus Plan.

    In order to determine the bonuses to be granted under the Bonus Plan for the upcoming fiscal year, the Compensation Committee annually selects the categories to be used to measure Pep Boys' performance, sets target performance levels for each chosen category and establishes the relative weight to be given to each chosen category.

    Under the Bonus Plan, the Compensation Committee has five categories of business criteria to select from as measures of Pep Boys' performance:

    o    earnings before interest and taxes (EBIT)
    o    net sales
    o    cash flow
    o    return on capital
    o    customer satisfaction

    For fiscal 2001, the Compensation Committee selected EBIT, net sales and cash flows.

    The Chief Executive Officer's bonus is based solely upon Pep Boys' performance. Pep Boys' performance is measured by comparing the company's actual performance to the performance targets established by the Compensation Committee for the applicable fiscal year. The other executive officers' bonuses are based both upon Pep Boys' performance and the executive's individual performance. Individual performance is measured by evaluating an executive's performance against previously established goals for the executive and his areas of responsibility for the applicable fiscal year. In recognition of their individual efforts, and Pep Boys' performance, during fiscal 2001, the Compensation Committee recommended, and the full Board of Directors approved, bonus payments to each of the named executive officers.

    Stock Options. Pep Boys believes that compensation through stock options directly aligns the interests of management with that of its shareholders -- long-term growth in the price of Pep Boys Stock. When deciding to grant stock options, the Compensation Committee considers both the performance of the executive and the time elapsed since the last grant to the executive. The 1999 Plan allows for the grant of non-qualified and incentive stock options at exercise prices equal to the fair market value of Pep Boys Stock on the date of grant. Non-qualified stock options also remain available for grant to the executive officers under the 1990 Plan. Stock options granted to the executive officers generally expire ten years from the date of grant and become exercisable in 20% installments over four years beginning on the date of grant. In fiscal 2001, each of the named executive officers was granted stock options to reflect his individual performance during fiscal 2000. The Compensation Committee recommended, and the full Board of Directors approved, such stock option grants.

    Tax Matters. Generally, annual compensation payable to executive officers must not exceed $1 million in the aggregate during any year to be fully deductible under Section 162(m) of the Internal Revenue Code. The Pep Boys Stock Incentive Plans are structured with the intention that grants thereunder qualify as "performance based" compensation that is not subject to the $1 million deductibility limit under Section 162(m). However, in order to effectively compete for the acquisition and retention of top executive talent, Pep Boys believes that it must have the flexibility to pay salary and bonus compensation that may not be fully deductible under Section 162(m). Accordingly, the Compensation Committee retains the authority to authorize payments that may not be deductible under Section 162(m) if it believes that such payments are in the best interests of Pep Boys and its shareholders. All compensation earned by the named executive officers, other than the Chief Executive Officer, for fiscal 2001 was fully deductible.

    This report is submitted by those current directors who served on the Compensation Committee during fiscal 2001:


       Bernard J. Korman (Chairman)
       Lennox K. Black

Pension Plans

    Qualified Defined Benefit Pension Plan. Pep Boys has a qualified defined benefit pension plan for all employees hired prior to February 2, 1992. Future benefit accruals on behalf of all participants were frozen under this plan as of December 31, 1996. Benefits payable under this plan are calculated based on the participant's compensation (base salary plus accrued bonus) over the last five years of his employment by Pep Boys and the number of years of participation in the plan. Benefits payable under this plan are not subject to deduction for Social Security or other offset amounts. The maximum annual benefit for any employee under this plan is $20,000.

    The following table shows the benefits available, at normal retirement age, accrued to the named executive officers eligible to participate under the qualified defined benefit pension plan.

                                                 Annualized
                           Name                  Benefit($)
                           ----                  ----------

                 Mitchell G. Leibovitz..........   20,000
                 Mark L. Page...................   19,162
                 Frederick A. Stampone..........   20,000
                 Don E. Casey...................   10,104

    Executive Supplemental Pension Plan. Pep Boys also has an executive supplemental pension plan that provides retirement and death benefits. This unfunded deferred compensation plan is for key employees designated by the Board of Directors. All current executive officers participate in this plan. In March 2002, the Board approved certain amendments to this plan that will be applied prospectively to those participants not currently receiving benefits. As amended, this plan will provide the benefits described below. Benefits paid to a participant under the qualified defined pension plan will be deducted from the benefits otherwise payable under the executive supplemental pension plan. Except as described in the immediately preceding sentence, benefits under the executive supplemental pension plan are not subject to deduction for Social Security or other offset amounts. Generally, an executive's interest in this plan vests after five years of participation.

    Normal retirement benefits are based upon the average compensation (base salary plus accrued bonus) of an executive during the five years that yield the highest benefit, except in the case of the Chief Executive Officer, which is based on three years. The annual death benefit is equal to 50% of the participant's base salary on the date of his death, payable until the later of 15 years or the participant's normal retirement date. This plan also provides for a lump sum distribution of the present value of a participant's accrued benefits following termination of employment in connection with a change in control of Pep Boys. A trust agreement has been established to better assure the executive officers of the satisfaction of Pep Boys' obligations under this plan following a change in control.

    Aggregate Benefit Under Both Plans. The following chart shows, based on the highest average compensation for the appropriate time period, the approximate aggregate annual benefit under both plans, commencing at the employee's normal retirement date (age 62 under the executive supplemental pension plan) and generally payable:

    o for unmarried participants, at 100% (of the amounts specified below) for the longer of ten years or life
    o for married participants, at 100% during the participant's life and at 50% during the participant's surviving spouse's life

    The maximum years of service for which a participant will receive credit under the pension plans is 25, except in the case of the Chief Executive Officer who will receive credit for up to 30 years of service.


                               Pension Plan Table


                                         Estimated Annual Retirement Income ($)

                                                            Years of Service
                                                            -----------------
     Average Included
       Compensation                  5           10           15           20           25            30
       -------------                 -           --           --           --           ---           --
           400,000.............    40,000       80,000      120,000      160,000      200,000       240,000
           600,000.............    60,000      120,000      180,000      240,000      300,000       360,000
           800,000.............    80,000      160,000      240,000      320,000      400,000       480,000
         1,000,000.............   100,000      200,000      300,000      400,000      500,000       600,000
         1,200,000.............   120,000      240,000      360,000      480,000      600,000       720,000
         1,400,000.............   140,000      280,000      420,000      560,000      700,000       840,000
         1,600,000.............   160,000      320,000      480,000      640,000      800,000       960,000
         1,800,000.............   180,000      360,000      540,000      720,000      900,000     1,080,000



The credited years of service under the pension plans for the named executive officers are:

                          Mitchell G. Leibovitz............23
                          George Babich, Jr.................5
                          Mark L. Page.....................25
                          Frederick A. Stampone............19
                          Don E. Casey......................1

                                    (ITEM 2)
   PROPOSAL TO APPROVE AN AMENDMENT TO THE PEP BOYS 1999 STOCK INCENTIVE PLAN

What am I voting on?

    A proposal to amend The Pep Boys 1999 Stock Incentive Plan to increase the number of shares of Pep Boys Stock available for awards under the 1999 Plan by 2,500,000 shares.

Why does the Board of Directors want to increase the number of shares available for awards?

    Awards granted under the 1999 Plan align the interests of management with that of its shareholders -- long-term growth in the price of Pep Boys Stock. These award grants provide Pep Boys' key personnel with an additional incentive to devote themselves to Pep Boys' success. The availability of awards under the 1999 Plan also improves Pep Boys' ability to attract and retain individuals who will help Pep Boys achieve sustained growth and financial success.

    On June 2, 1999, Pep Boys' shareholders approved the adoption of the 1999 Plan and the availability of 2,000,000 shares thereunder for awards. As of April 5, 2002, Pep Boys had less than 50,000 shares available for awards remaining under the 1999 Plan. In order to continue to meet the objectives outlined above, additional shares are needed. Pep Boys believes that the 2,500,000 additional shares requested will be sufficient for future grants under the 1999 Plan for the next three years.

    The Board of Directors has unanimously approved, and recommends that the shareholders approve, the amendment to the 1999 Plan to increase the number of shares available for awards under the 1999 Plan by 2,500,000 to a total of 4,500,000 shares.

Who is eligible to participate in the 1999 Plan?

    Store and service managers, their supervisors, administrators and professional support staff, officers and directors are eligible to receive awards under the 1999 Plan. As of April 5, 2002, Pep Boys had 2,129 employees and ten non-management directors eligible to participate in the 1999 Plan.

When does the 1999 Plan expire?

    No awards may be made under the 1999 Plan after March 23, 2009. Awards granted under the 1999 Plan prior to March 23, 2009 will remain effective for the periods specified in their award agreements.

Is there a limit on the number of shares that can be granted to any one person under the 1999 Plan?

    No person may be granted awards under the 1999 Plan covering more than 500,000 shares in any one calendar year.

What is the market value of the shares available for awards under the 1999 Plan?

    On April 5, 2002, the closing price of a share of Pep Boys Stock on the New York Stock Exchange was $16.03.

Who administers the 1999 Plan?

    The 1999 Plan may be administered by the Board of Directors or by a committee designated by the Board composed of two or more non-management directors. Presently, the Compensation Committee has been designated to administer, interpret and implement the 1999 Plan and its related documents. Awards granted under the 1999 Plan are evidenced by written award agreements. These agreements contain provisions consistent with the 1999 Plan and such other provisions as the Compensation Committee deems appropriate.

What types of awards are available under the 1999 Plan?

    Stock options and restricted stock are available for grants under the 1999 Plan.

What are the important features of the stock options that are available for awards?

    Exercise Price. Both incentive stock options (ISOs), as defined in Section 422 of the Internal Revenue Code, and options not intended to qualify as ISOs (Nonqualified Options) may be granted under the 1999 Plan. Generally, a stock option granted under the 1999 Plan must have an exercise price equal to or greater than 100% of the fair market value of a share of Pep Boys Stock on the date the option is granted. However, an ISO which is granted to an optionee who holds more than 10% of the voting power of Pep Boys, referred to as a 10% holder, must have an exercise price equal to or greater than 110% of the fair market value of a share of Pep Boys Stock on the date the option is granted.

     Termination of Stock Options. All stock options terminate on the earliest of:

    o the expiration of the term specified in the stock option, which shall not exceed
         o   ten years from the date of grant or
         o in the case of an ISO granted to a 10% holder, five years from the date of grant
    o 60 days after the optionee's employment or engagement by Pep Boys terminates for any reason other than disability, death or cause
    o 180 days after the optionee's employment or engagement by Pep Boys terminates due to disability or death
    o the date an optionee's employment or engagement by Pep Boys terminates for cause
    o immediately upon the occurrence of a willful breach of an optionee's employment contract or an act of disloyalty by an optionee to Pep Boys
    o the date set by the Compensation Committee to be an accelerated expiration date in the event of a dissolution, liquidation or other specified corporate transaction

    Payment of the Exercise Price. An optionee may pay the exercise price with immediately available funds and/or, if the option so provides, by surrendering shares of Pep Boys Stock held by the optionee with a fair market value equal to the exercise price.

What are the important features of the restricted stock that is available for awards?

    Restricted stock awards are shares of Pep Boys Stock issued in the name of the recipient that are subject to transfer restrictions and forfeiture. The Compensation Committee determines the restrictions and conditions applicable to the issuance of Restricted Stock. The period during which Restricted Stock remains subject to such restrictions and conditions is also determined by the Compensation Committee, but must have a length of at least one year. The conditions established by the Compensation Committee must be satisfied in order for the restricted stock to vest without risk of forfeiture. Unvested restricted stock is subject to forfeiture if the recipient's employment or engagement by Pep Boys is terminated during the restricted period, except due to death or disability. Except as otherwise determined by the Compensation Committee, a recipient shall have all of the rights of a shareholder during the restricted period, including the right to vote and receive dividends. To date, Pep Boys has not granted any Restricted Stock under the 1999 Plan.

How can the 1999 Plan be amended?

    The Board of Directors may amend the 1999 Plan from time to time as it deems advisable. However, the Board of Directors may not, without obtaining shareholder approval within 12 months before or after such action, take any of the following actions:

    o    change the class of individuals eligible to receive an ISO
    o    extend the expiration date for the grant of ISOs
    o    decrease the minimum exercise price of an ISO previously granted
    o increase the maximum number of shares that may be granted to any individual in any calendar year
    o    increase the maximum number of shares available for awards

What are the tax aspects of the 1999 Plan?

    ISOs. For Federal income tax purposes under the Internal Revenue Code, an optionee who receives an ISO will not recognize taxable income upon either the grant or exercise of the ISO. An optionee will recognize long-term capital gain or loss on a disposition of the shares acquired upon exercise of ISOs if the optionee does not dispose of the shares within two years from the date the ISO was granted and within the year after the shares were issued to him. If the optionee satisfies both of the foregoing holding periods, Pep Boys will not be allowed a tax deduction by reason of the grant or exercise of an ISO.

     For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the shares so acquired, in the same manner as if the optionee had exercised a Nonqualified Option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

    Nonqualified Options. Under current Federal income tax law, an optionee who receives a Nonqualified Option will not recognize taxable income at the time of grant. Accordingly, Pep Boys will not be allowed a tax deduction by reason of the grant of a Nonqualified Option. An optionee will, in general, recognize ordinary income in the taxable year in which he or she exercises a Nonqualified Option. The amount of ordinary income will be equal to the excess of the fair market value of the shares of Pep Boys Stock at the time of exercise over the exercise price of the Nonqualified Option. Pep Boys will be allowed a tax deduction equal to such amount. Upon disposition of the shares acquired on exercise of the stock option, the optionee will recognize long-term or short-term capital gain or loss, depending upon the length of time he or she held the shares prior to disposition. The capital gain or loss will be equal to the difference between the amount realized on disposition of the shares and the optionee's basis in the shares. An optionee's basis in the shares is ordinarily the fair market value of a shares of Pep Boys Stock on the date the option was exercised.

     Insiders. As a result of the rules under Section 16(b) of the Exchange Act of 1934 and depending upon the particular exemption from the provisions of
Section 16(b) utilized, Pep Boys officers, directors and 10% Holders may not receive the same tax treatment set forth above with respect to the grant and/or exercise of stock options. Generally, these insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular stock option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                                      "FOR"
             THE AMENDMENT OF THE PEP BOYS 1999 STOCK INCENTIVE PLAN

                            EQUITY COMPENSATION PLANS

    The following table provides certain information about The Pep Boys 1999 Stock Incentive Plan and The Pep Boys 1990 Stock Incentive Plan as of February 2, 2002. These plans are Pep Boys' only equity compensation plans and were both approved by shareholders. Currently the only securities outstanding under the plans are options.

         Number of shares to be issued upon exercise of outstanding stock options................6,316,787

         Weighted average exercise price of outstanding options.....................................$16.48

         Number of shares remaining available for future issuance under the Plans
         (excluding shares to be issued upon exercise of outstanding stock options)
         (prior to the approval of Item 2).........................................................580,367


      (ITEM 3) PROPOSAL TO APPROVE THE APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of Deloitte & Touche LLP to serve as Pep Boys' independent auditors with respect to the consolidated financial statements of Pep Boys and its subsidiaries for fiscal 2002. Deloitte & Touche LLP served as Pep Boys' independent auditors for fiscal 2001.

    A representative of Deloitte & Touche LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she desires to do so. The representative is also expected to be available to respond to appropriate questions of shareholders.

    If the shareholders do not ratify the appointment of Deloitte & Touche LLP, other independent auditors recommended by the Audit Committee will be considered by the Board of Directors.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                                      "FOR"
           THE APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires Pep Boys' directors, executive officers and 10% Holders to file initial reports of ownership and reports of changes in ownership of Pep Boys Common Stock. Based solely upon a review of copies of such reports, with the exception of Malcolmn
D. Pryor who reported certain transactions on a delayed basis on his Form 5 for fiscal 2001, Pep Boys believes that during fiscal 2001, its directors, executive officers and 10% Holders complied with all applicable Section 16(a) filing requirements.

                         COST OF SOLICITATION OF PROXIES

    The expense of the solicitation of the proxies, including the cost of preparing and distributing material, the handling and tabulation of proxies received and charges of brokerage houses and other institutions in forwarding such documents to beneficial owners, will be paid by Pep Boys. In addition to the mailing of the proxy material, solicitations may be made in person or by telephone by Pep Boys' directors, officers or employees or independent parties engaged to solicit proxies.

                            PROPOSALS OF SHAREHOLDERS

    All proposals which any shareholder wishes to present at the next annual meeting and to have included in the next Board of Directors' proxy materials relating to that meeting must be received no later than December 27, 2002. Such proposals should be sent to:

                                    Pep Boys
                           3111 West Allegheny Avenue
                             Philadelphia, PA 19132
                              Attention: Secretary

    Pep Boys' By-laws provide an alternative procedure for submitting shareholder proposals. While a shareholder proposal submitted in accordance with the following procedures may be presented at a meeting, such proposal is not required to be included in any Board of Directors' proxy materials relating to that meeting. In order to present an item of business at a shareholders' meeting, a shareholder's notice must be received by Pep Boys not less than 50 nor more than 75 days prior to the date of the scheduled shareholders' meeting. If the public announcement of the holding of the shareholders' meeting was given less than 65 days prior to the date of such meeting, then a shareholder's notice received by Pep Boys within ten days of the date of such public announcement will be considered timely. The shareholder's notice should be sent to:

                                    Pep Boys
                           3111 West Allegheny Avenue
                             Philadelphia, PA 19132
                              Attention: Secretary

The shareholder's notice shall set forth all of the following information:

    o    the name and address of the shareholder
    o a representation that the shareholder intends to appear in person or by proxy at the meeting
    o a general description of each item of business proposed to be brought before the meeting

The presiding officer of the meeting may refuse to consider any business attempted to be brought before any shareholder meeting that does not comply with these procedures.

                           ANNUAL REPORT ON FORM 10-K

    PEP BOYS WILL PROVIDE, FREE OF CHARGE, UPON THE WRITTEN REQUEST OF ANY PERSON SOLICITED BY THE PROXY STATEMENT, A COPY OF PEP BOYS ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO:

                                    Pep Boys
                           3111 West Allegheny Avenue
                             Philadelphia, PA 19132
                              Attention: Secretary

                         THE PEP BOYS--MANNY, MOE & JACK
            Annual Meeting of Shareholders -- To Be Held MAY 29, 2002
                   THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) Mitchell G. Leibovitz, Frederick A. Stampone, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the The Pep Boys--Manny, Moe & Jack that the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, FOR PROPOSAL NUMBER 2, FOR PROPOSAL NUMBER 3, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

                        (To Be Signed on Reverse Side.)

      Please date, sign and mail your proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                        THE PEP BOYS - MANNY, MOE & JACK

                                  May 29, 2002

------------------------------------------------------------------------------------------------------------------------------------
[x]  Please mark your
     votes as in this
     example

                               The Board of Directors recommends a vote FOR items 1, 2 and 3.

                                     WITHHOLD
                      FOR        authority for all  Nominees: Lester Rosenfeld                                   FOR  AGAINST ABTAIN
                  all nominees       nominees                 Benjamin Strauss      2. To increase the number of
1. Election of        [  ]             [  ]                   Bernard J. Korman        shares of Pep Boys common
   Directors:                                                 Mitchell G. Leibovitz    stock available for        [  ]  [  ]   [  ]
                                                              J. Richard Leaman, Jr.   awards under The Pep Boys
(INSTRUCTIONS: To withhold authority to                       Malcolmn D. Pryor        1999 Stock Incentive
vote for any  individual nominee, write                       Peter A. Bassi           Plan.
that nominee's name in the space provided                     Jane Scaccetti
below).                                                       John T. Sweetwood     3. To approve the
                                                              William Leonard          appointment of Deloitte &  [  ]  [  ]    [  ]
                                                                                       Touche LLP as the Company's
---------------------------------------------------                                    independent auditors.












Signature(s) _ _ _ _ _ _ _ _ _ _ _ __ Date: _ _ _ _ _ _ _ _ Signature(s) _ _ _ _ _ _ _ _ _ _ _ _ __ DATE: _ _ _  _ _ _ _ _ _

Note: Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both should sign.
------------------------------------------------------------------------------------------------------------------------------------